Exhibit 99.2

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
4-YEAR SUMMARY OF RESULTS

(Dollars in millions, except per share amounts, or where otherwise noted)	2014	2015	2016	2017
Year ended December 31:
Total fee revenue	$8,010	$8,278	$8,116	$8,905
Net interest income	2,260	2,088	2,084	2,304
Gains (losses) from sales of available-for-sale securities, net	4	(6)	7	(39)
Total revenue	10,274	10,360	10,207	11,170
Provision for loan losses	10	12	10	2
Total expenses	7,827	8,050	8,077	8,269
Income before income tax expense	2,437	2,298	2,120	2,899
Income tax expense (benefit)	415	318	(22)	722
Net income	2,022	1,980	2,143	2,177
Net income available to common shareholders	$1,958	$1,848	$1,968	$1,993
Per Common Share:
Diluted earnings per common share	$4.53	$4.47	$4.97	$5.24
Average diluted common shares outstanding	432,007	413,638	396,090	380,213
Cash dividends declared per common share	$1.16	$1.32	$1.44	$1.60
Closing price per share of common stock (at quarter end)	78.50	66.36	77.72	97.61
Balance Sheet, as of December 31:
Investment securities	$112,636	$100,022	$97,167	$97,579
Average total interest-earning assets	209,054	220,456	199,184	191,235
Total assets	274,089	245,155	242,698	238,425
Deposits	209,040	191,627	187,163	184,896
Long-term debt	10,012	11,497	11,430	11,620
Total shareholders' equity	21,328	21,103	21,219	22,317
Ratios and Other Metrics:
Return on average common equity	9.8%	9.8%	10.5%	10.6%
Pre-tax margin (GAAP-basis)	23.7	22.2	20.8	26.0
Pre-tax margin (historical Operating-basis)(1)	30.0	29.1	27.1	31.4
Net interest margin, fully taxable-equivalent basis	1.16	1.03	1.13	1.29
Common equity tier 1 ratio(2)	12.4	12.5	11.7	12.3
Tier 1 capital ratio(2)	14.5	15.3	14.8	15.5
Total capital ratio(2)	16.4	17.4	16.0	16.5
Tier 1 leverage ratio(2)	6.3	6.9	6.5	7.3
Supplementary leverage ratio(2)	5.6	6.2	5.9	6.5
Assets under custody and administration (in trillions)	$28.19	$27.51	$28.77	$33.12
Assets under management (in trillions)	2.45	2.25	2.47	2.78
(1) Refer to Reconciliations of Non-GAAP Financial Information page for details on non-GAAP metrics
(2) The capital ratios presented are calculated in conformity with the applicable regulatory guidance in effect as of each period end. See Reconciliation of Fully Phased-In Capital Ratios for details of reconciliations between these ratios and our fully phased-in ratios. Effective January 1, 2018, the applicable final rules are in effect and the ratios are calculated based on fully phased-in CET1, Tier 1 and Total capital numbers.

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
CONSOLIDATED FINANCIAL HIGHLIGHTS

	Quarters					% Change
(Dollars in millions, except per share amounts, or where otherwise noted)	1Q17	2Q17	3Q17	4Q17	1Q18	1Q18 vs. 1Q17		1Q18 vs. 4Q17
Income Statement
Fee revenue	$2,198	$2,235	$2,242	$2,230	$2,363	7.5%		6.0%
Net interest income	510	575	603	616	658	29.0		6.8
Gains (losses) from sales of available-for-sale securities, net	(40)	—	1	—	(2)	(95.0)		nm
Total revenue	2,668	2,810	2,846	2,846	3,019	13.2		6.1
Provision for loan losses	(2)	3	3	(2)	—	nm		nm
Total expenses	2,086	2,031	2,021	2,131	2,256	8.1		5.9
Income before income tax expense	584	776	822	717	763	30.7		6.4
Income tax expense	82	156	137	347	102	24.4		(70.6)
Net income	502	620	685	370	661	31.7		78.6
Net income available to common shareholders	$446	$584	$629	$334	$605	35.7		81.1
Per Common Share:
Diluted earnings per common share	$1.15	$1.53	$1.66	$.89	$1.62	40.9		82.0
Average diluted common shares outstanding (in thousands)	386,417	380,915	378,518	375,477	372,619	(3.6)		(0.8)
Cash dividends declared per common share	$.38	$.38	$.42	$.42	$.42	10.5		—
Closing price per share of common stock (as of quarter end)	79.61	89.73	95.54	97.61	99.73	25.3		2.2
At quarter-end:
Total assets	$236,802	$238,274	$235,986	$238,425	$250,286	5.7		5.0
Investment securities	94,639	95,255	93,088	97,579	85,462	(9.7)		(12.4)
Deposits	183,465	181,416	179,263	184,896	191,517	4.4		3.6
Long-term debt	11,394	11,737	11,716	11,620	10,944	(3.9)		(5.8)
Total shareholders' equity	21,294	22,068	22,497	22,317	22,399	5.2		0.4
Securities On Loan:
Average securities on loan	$368	$384	$383	$397	$397	7.9		—
End-of-period securities on loan	378	376	385	389	405	7.1		4.1
Ratios and Other Metrics:
Return on average common equity	9.9%	12.6%	13.0%	6.9%	12.8%	290	bps	590	bps
Pre-tax margin (GAAP-basis)	21.9	27.6	28.9	25.2	25.3	340		10
Pre-tax margin (historical Operating-basis)(1)	26.1	33.3	32.9	33.1	27.4	130		(570)
Net interest margin, fully taxable-equivalent basis	1.17	1.27	1.35	1.38	1.43	26		5
Common equity tier 1 ratio(2)	11.2	12.0	12.6	12.3	12.1	90		(20)
Tier 1 capital ratio(2)	14.4	15.1	15.8	15.5	15.4	100		(10)
Total capital ratio(2)	15.4	16.2	16.9	16.5	16.3	90		(20)
Tier 1 leverage ratio(2)	6.8	7.0	7.4	7.3	6.9	10		(40)
Supplementary leverage ratio(2)	6.1	6.2	6.5	6.5	6.0	(10)		(50)
Assets under custody and administration (in billions)	$29,833	$31,037	$32,110	$33,119	$33,284	11.6%		0.5%
Assets under management (in billions)	2,561	2,606	2,673	2,782	2,729	6.6		(1.9)
(1) Refer to Reconciliations of Non-GAAP Financial Information page for details on non-GAAP metrics
(2) The capital ratios presented are calculated in conformity with the applicable regulatory guidance in effect as of each period end. See Reconciliation of Fully Phased-In Capital Ratios for details of reconciliations between these ratios and our fully phased-in ratios. Effective January 1, 2018, the applicable final rules are in effect and the ratios are calculated based on fully phased-in CET1, Tier 1 and Total capital numbers.

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STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
CONSOLIDATED RESULTS OF OPERATIONS

	Quarters					% Change
(Dollars in millions, except per share amounts, or where otherwise noted)	1Q17	2Q17	3Q17	4Q17	1Q18	1Q18 vs. 1Q17	1Q18 vs. 4Q17
Reported Results
Fee revenue:
Servicing fees	$1,296	$1,339	$1,351	$1,379	$1,421	9.6%	3.0%
Management fees	382	397	419	418	472	23.6	12.9
Trading services:
Total foreign exchange trading(1)	164	178	150	149	181	10.4	21.5
Total brokerage and other trading services	111	111	109	99	123	10.8	24.2
Total trading services	275	289	259	248	304	10.5	22.6
Securities finance	133	179	147	147	141	6.0	(4.1)
Processing fees and other	112	31	66	38	25	(77.7)	(34.2)
Total fee revenue	2,198	2,235	2,242	2,230	2,363	7.5	6.0
Net interest income:
Interest income	650	700	761	797	857	31.8	7.5
Interest expense	140	125	158	181	199	42.1	9.9
Net interest income	510	575	603	616	658	29.0	6.8
Gains (losses) related to investment securities, net:
Gains (losses) from sales of available-for-sale securities, net	(40)	—	1	—	(2)	(95.0)	nm
Total revenue	2,668	2,810	2,846	2,846	3,019	13.2	6.1
Provision for loan losses	(2)	3	3	(2)	—	nm	nm
Expenses:
Compensation and employee benefits	1,166	1,071	1,090	1,067	1,249	7.1	17.1
Information systems and communications	287	283	296	301	315	9.8	4.7
Transaction processing services	197	207	215	219	242	22.8	10.5
Occupancy	110	116	118	117	120	9.1	2.6
Acquisition and restructuring costs	29	71	33	133	—	nm	nm
Other	297	283	269	294	330	11.1	12.2
Total expenses	2,086	2,031	2,021	2,131	2,256	8.1	5.9
Income before income tax expense	584	776	822	717	763	30.7	6.4
Income tax expense	82	156	137	347	102	24.4	(70.6)
Net income	$502	$620	$685	$370	$661	31.7	78.6

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
CONSOLIDATED RESULTS OF OPERATIONS (Continued)

	Quarters					% Change
(Dollars in millions, except per share amounts, or where otherwise noted)	1Q17	2Q17	3Q17	4Q17	1Q18	1Q18 vs. 1Q17		1Q18 vs. 4Q17
Adjustments to net income:
Dividends on preferred stock	$(55)	$(36)	$(55)	$(36)	$(55)	—%		52.8%
Earnings allocated to participating securities	(1)	—	(1)	—	(1)	—		nm
Net income available to common shareholders	$446	$584	$629	$334	$605	35.7		81.1
Earnings per common share:
Basic	$1.17	$1.56	$1.69	$.91	$1.65	41.0		81.3
Diluted	1.15	1.53	1.66	.89	1.62	40.9		82.0
Average common shares outstanding:
Basic	381,224	375,395	372,765	369,934	367,439	(3.6)		(0.7)
Diluted	386,417	380,915	378,518	375,477	372,619	(3.6)		(0.8)
Cash dividends declared per common share	$.38	$.38	$.42	$.42	$.42	10.5		—
Closing price per share of common stock (as of quarter end)	79.61	89.73	95.54	97.61	99.73	25.3		2.2
Financial ratios:
Return on average common equity	9.9%	12.6%	13.0%	6.9%	12.8%	290	bps	590	bps
Return on tangible common equity(2)	16.0	17.3	18.0	16.7	20.1	410		340
Pre-tax margin (GAAP-basis)	21.9	27.6	28.9	25.2	25.3	340		10
Pre-tax margin (historical Operating-basis)(3)	26.1	33.3	32.9	33.1	27.4	130		(570)
Effective tax rate(4)	14.0	20.1	16.7	48.4	13.5	(50)		(3,490)

(1) We calculate revenue for indirect foreign exchange using an attribution methodology. This methodology takes into consideration estimated effective mark-ups/downs and observed client volumes. Direct sales and trading revenue is total foreign exchange trading revenue excluding the revenue attributed to indirect foreign exchange.

(2) Return on tangible common equity is calculated by dividing year-to-date annualized net income available to common shareholders (GAAP-basis) by tangible common equity.
(3) Refer to Reconciliations of Non-GAAP Financial Information pages for details on non-GAAP basis metrics.
(4) As a result of the enactment of the Tax Cuts and Jobs Act, the fourth-quarter of 2017 included a one-time estimated net cost of $250 million. The GAAP-basis effective tax rate for the fourth-quarter of 2017 excluding this one-time cost was 13.2%.

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STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
CONSOLIDATED STATEMENT OF CONDITION

	Quarters					% Change
(Dollars in millions, except per share amounts)	1Q17	2Q17	3Q17	4Q17	1Q18	1Q18 vs. 1Q17	1Q18 vs. 4Q17
Assets:
Cash and due from banks	$2,909	$3,156	$3,939	$2,107	$2,546	(12.5)%	20.8%
Interest-bearing deposits with banks	66,789	63,617	60,956	67,227	79,418	18.9	18.1
Securities purchased under resale agreements	2,181	3,172	3,465	3,241	5,136	135.5	58.5
Trading account assets	945	896	1,135	1,093	1,178	24.7	7.8
Investment securities:
Investment securities available-for-sale	58,810	59,025	56,238	57,121	44,304	(24.7)	(22.4)
Investment securities held-to-maturity(1)	35,829	36,230	36,850	40,458	41,158	14.9	1.7
Total investment securities	94,639	95,255	93,088	97,579	85,462	(9.7)	(12.4)
Loans and leases, net(2)	22,486	24,307	23,581	23,240	29,528	31.3	27.1
Premises and equipment, net(3)	2,101	2,137	2,167	2,186	2,194	4.4	0.4
Accrued interest and fees receivable	2,690	2,805	3,043	3,099	3,183	18.3	2.7
Goodwill	5,855	5,945	5,997	6,022	6,068	3.6	0.8
Other intangible assets	1,710	1,693	1,658	1,613	1,578	(7.7)	(2.2)
Other assets	34,497	35,291	36,957	31,018	33,995	(1.5)	9.6
Total assets	$236,802	$238,274	$235,986	$238,425	$250,286	5.7	5.0
Liabilities:
Deposits:
Non-interest-bearing	$56,786	$50,957	$49,850	$47,175	$57,025	0.4	20.9
Interest-bearing -- U.S.	26,746	24,438	49,394	50,139	55,094	106.0	9.9
Interest-bearing -- Non-U.S.	99,933	106,021	80,019	87,582	79,398	(20.5)	(9.3)
Total deposits	183,465	181,416	179,263	184,896	191,517	4.4	3.6
Securities sold under repurchase agreements	4,003	3,856	3,867	2,842	2,020	(49.5)	(28.9)
Other short-term borrowings	1,177	1,465	1,253	1,144	1,066	(9.4)	(6.8)
Accrued expenses and other liabilities	15,469	17,732	17,390	15,606	22,340	44.4	43.2
Long-term debt	11,394	11,737	11,716	11,620	10,944	(3.9)	(5.8)
Total liabilities	215,508	216,206	213,489	216,108	227,887	5.7	5.5
Shareholders' equity:
Preferred stock, no par, 3,500,000 shares authorized:
Series C, 5,000 shares issued and outstanding	491	491	491	491	491	—	—
Series D, 7,500 shares issued and outstanding	742	742	742	742	742	—	—
Series E, 7,500 shares issued and outstanding	728	728	728	728	728	—	—
Series F, 7,500 shares issued and outstanding	742	742	742	742	742	—	—
Series G, 5,000 shares issued and outstanding	493	493	493	493	493	—	—
Common stock, $1 par, 750,000,000 shares authorized(4)	504	504	504	504	504	—	—
Surplus	9,796	9,803	9,803	9,799	9,796	—	—
Retained earnings	17,762	18,202	18,675	18,856	19,311	8.7	2.4
Accumulated other comprehensive income (loss)	(1,805)	(1,270)	(984)	(1,009)	(1,074)	(40.5)	6.4
Treasury stock, at cost(5)	(8,159)	(8,367)	(8,697)	(9,029)	(9,334)	14.4	3.4
Total shareholders' equity	21,294	22,068	22,497	22,317	22,399	5.2	0.4
Total liabilities and equity	$236,802	$238,274	$235,986	$238,425	$250,286	5.7	5.0

	1Q17	2Q17	3Q17	4Q17	1Q18
(1) Fair value of investment securities held-to-maturity	$35,694	$36,169	$36,836	$40,255	$40,483
(2) Allowance for loan losses	51	54	58	54	54
(3) Accumulated depreciation for premises and equipment	3,463	3,611	3,750	3,881	4,005
(4) Common stock shares issued	503,879,642	503,879,642	503,879,642	503,879,642	503,879,642
(5) Treasury stock shares	127,520,264	129,773,003	133,038,955	136,229,784	138,472,445

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
AVERAGE STATEMENT OF CONDITION - RATES EARNED AND PAID - FULLY TAXABLE-EQUIVALENT BASIS(2)
     The following table presents average rates earned and paid, on a fully taxable-equivalent basis, on consolidated average interest-earning assets and average interest-bearing liabilities for the quarters indicated. Tax-equivalent adjustments were calculated using a federal income tax rate of 35%, adjusted for applicable state income taxes, net of related federal benefit. Refer to Reconciliations of Operating-Basis (Non-GAAP) Financial Information within this package for reconciliations of GAAP-basis to fully taxable-equivalent basis net interest income for each of the periods shown below.

	Quarters										% Change
	1Q17		2Q17		3Q17		4Q17		1Q18		1Q18 vs. 1Q17	1Q18 vs. 4Q17
(Dollars in millions; fully-taxable equivalent basis)	Average balance	Average rates	Average balance	Average rates	Average balance	Average rates	Average balance	Average rates	Average balance	Average rates	Average balance	Average balance
Assets:
Interest-bearing deposits with banks	$48,893	0.28%	$53,146	0.31%	$45,513	0.40%	$42,597	0.55%	$51,492	0.64%	5.3%	20.9%
Securities purchased under resale agreements(1)	2,056	9.07	2,352	11.77	2,167	13.53	1,950	15.25	2,872	10.89	39.7	47.3
Trading account assets	914	—	941	—	991	—	1,194	—	1,138	—	24.5	(4.7)
Investment securities
U.S. Treasury and federal agencies
Direct obligations	21,705	1.53	19,421	1.60	18,091	1.66	17,586	1.68	17,183	1.67	(20.8)	(2.3)
Mortgage-and asset-backed securities	23,710	2.18	23,013	2.27	23,160	2.27	26,441	2.31	28,307	2.59	19.4	7.1
State and political subdivisions	10,314	3.83	9,914	3.77	9,976	3.79	9,515	3.82	8,622	3.23	(16.4)	(9.4)
Other investments
Asset-backed securities	22,609	1.49	23,367	1.56	23,866	1.64	21,727	1.65	19,543	1.78	(13.6)	(10.1)
Collateralized mortgage-backed securities and obligations	3,939	2.71	3,780	2.72	3,394	2.78	2,608	2.75	2,088	2.07	(47.0)	(19.9)
Money market mutual funds	360	0.37	322	—	385	0.64	416	0.72	—	—	(100.0)	(100.0)
Other debt investments and equity securities	14,582	1.34	14,820	1.27	16,439	1.24	17,672	1.25	19,619	1.25	34.5	11.0
Total investment securities	97,219	1.94	94,637	1.97	95,311	1.99	95,965	2.01	95,362	2.03	(1.9)	(0.6)
Loans and leases	20,139	2.17	21,070	2.31	22,843	2.49	23,566	2.46	23,959	2.68	19.0	1.7
Other interest-earning assets	22,619	0.62	23,141	0.76	23,091	1.18	22,681	1.32	17,733	1.78	(21.6)	(21.8)
Total interest-earning assets	191,840	1.47	195,287	1.52	189,916	1.68	187,953	1.77	192,556	1.85	0.4	2.4
Cash and due from banks	2,608		3,833		3,098		2,848		3,081		18.1	8.2
Other assets	24,761		24,797		25,355		25,547		31,233		26.1	22.3
Total assets	$219,209		$223,917		$218,369		$216,348		$226,870		3.5	4.9
Liabilities:
Interest-bearing deposits:
U.S.	$25,928	0.50%	$25,770	0.38%	$25,767	0.32%	$44,873	0.17%	$48,638	0.28%	87.6	8.4
Non-U.S.(3)	94,990	0.05	99,389	(0.04)	96,189	0.07	77,327	0.24	78,582	0.07	(17.3)	1.6
Total interest-bearing deposits(3)	120,918	0.15	125,159	0.05	121,956	0.13	122,200	0.22	127,220	0.15	5.2	4.1
Securities sold under repurchase agreements(4)	3,894	—	4,028	—	3,974	0.07	2,843	—	2,617	0.16	(32.8)	(7.9)
Federal funds purchased	—	—	2	—	—	—	—	—	—	—	nm	nm
Other short-term borrowings	1,341	0.63	1,322	0.80	1,277	0.81	1,311	0.96	1,255	1.09	(6.4)	(4.3)
Long-term debt	11,421	2.56	11,515	2.61	11,766	2.67	11,674	2.79	11,412	3.37	(0.1)	(2.2)
Other interest-bearing liabilities	5,240	1.63	5,355	2.44	4,063	3.70	3,791	3.10	5,260	3.87	0.4	38.7
Total interest-bearing liabilities	142,814	0.40	147,381	0.34	143,036	0.44	141,819	0.51	147,764	0.55	3.5	4.2
Non-interest bearing deposits	44,249		42,244		39,685		38,889		37,790		(14.6)	(2.8)
Other liabilities	10,626		12,441		13,294		13,117		18,942		78.3	44.4
Preferred shareholders' equity	3,197		3,197		3,197		3,197		3,197		—	—
Common shareholders' equity	18,323		18,654		19,157		19,326		19,177		4.7	(0.8)
Total liabilities and shareholders' equity	$219,209		$223,917		$218,369		$216,348		$226,870		3.5	4.9
Excess of rate earned over rate paid		1.07%		1.18%		1.24%		1.26%		1.30%
Net interest margin		1.17%		1.27%		1.35%		1.38%		1.43%
Net interest income, fully taxable-equivalent basis		$553		$617		$645		$656		$679
Tax-equivalent adjustment		(43)		(42)		(42)		(40)		(21)
Net interest income, GAAP-basis		$510		$575		$603		$616		$658

(1) Reflects the impact of balance sheet netting under enforceable netting agreements of approximately $31 billion, $33 billion, $30 billion and $31 billion for the first, second, third and fourth quarters of 2017, respectively, and approximately $32 billion in the first quarter of 2018. Excluding the impact of netting, the average interest rates would be approximately 0.56%, 0.79%, 0.92%, and 0.90% for the first, second, third and fourth quarters of 2017 and approximately 0.89% for the first quarter of 2018, respectively.

(2) Rates earned/paid on interest-earning assets and interest-bearing liabilities include the impact of hedge activities associated with our asset and liability management activities where applicable.
(3) Average rate includes the impact of FX swap expense of approximately $32 million, $13 million, $39 million and $57 million for the first, second, third and fourth quarters of 2017 and $19 million for the first quarter of 2018, respectively. Average rates for total interest-bearing deposits excluding the impact of FX swap expense were 0.04%, 0.00%, 0.00% and 0.03% for the first, second, third, and fourth quarters of 2017 and 0.09% for the first quarter of 2018, respectively.

(4) Interest for each period shown was less than $1 million representing average interest rates of 0.03%, 0.04% and 0.06% for the first, second and fourth quarters of 2017, respectively.
nm Not meaningful

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
ASSETS UNDER CUSTODY AND ADMINISTRATION

	Quarters					% Change
(Dollars in billions)	1Q17	2Q17	3Q17	4Q17	1Q18	1Q18 vs. 1Q17	1Q18 vs. 4Q17
Assets Under Custody and Administration
By Product Classification:
Mutual funds	$7,033	$7,123	$7,394	$7,603	$7,503	6.7%	(1.3)%
Collective funds, including ETFs	8,024	8,560	9,190	9,707	9,908	23.5	2.1
Pension products	5,775	5,937	6,571	6,704	6,802	17.8	1.5
Insurance and other products	9,001	9,417	8,955	9,105	9,071	0.8	(0.4)
Total Assets Under Custody and Administration	$29,833	$31,037	$32,110	$33,119	$33,284	11.6	0.5
By Financial Instrument(1):
Equities	$17,041	$17,859	$18,423	$19,214	$19,198	12.7	(0.1)
Fixed-income	9,300	9,560	9,883	10,070	10,186	9.5	1.2
Short-term and other investments	3,492	3,618	3,804	3,835	3,900	11.7	1.7
Total Assets Under Custody and Administration	$29,833	$31,037	$32,110	$33,119	$33,284	11.6	0.5
By Geographic Location(2):
North America	$22,361	$23,020	$23,675	$24,418	$24,336	8.8	(0.3)
Europe/Middle East/Africa	5,979	6,464	6,806	7,028	7,211	20.6	2.6
Asia/Pacific	1,493	1,553	1,629	1,673	1,737	16.3	3.8
Total Assets Under Custody and Administration	$29,833	$31,037	$32,110	$33,119	$33,284	11.6	0.5
Assets Under Custody(3)
By Product Classification:
Mutual funds	$6,499	$6,577	$6,818	$6,998	$6,894	6.1	(1.5)
Collective funds, including ETFs	6,601	7,107	7,638	8,091	8,189	24.1	1.2
Pension products	5,212	5,399	5,480	5,606	5,682	9.0	1.4
Insurance and other products	4,193	4,279	4,304	4,325	4,281	2.1	(1.0)
Total Assets Under Custody	$22,505	$23,362	$24,240	$25,020	$25,046	11.3	0.1
By Geographic Location(2):
North America	$17,747	$18,223	$18,691	$19,276	$19,131	7.8	(0.8)
Europe/Middle East/Africa	3,635	3,969	4,323	4,487	4,617	27.0	2.9
Asia/Pacific	1,123	1,170	1,226	1,257	1,298	15.6	3.3
Total Assets Under Custody	$22,505	$23,362	$24,240	$25,020	$25,046	11.3	0.1

(1) Certain previously reported amounts have been reclassified to conform to current period presentation.
(2) Geographic mix is based on the location at which the assets are serviced.
(3) Assets under custody are a component of assets under custody and administration presented above.

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
ASSETS UNDER MANAGEMENT

	Quarters					% Change
(Dollars in billions)	1Q17	2Q17	3Q17	4Q17	1Q18	1Q18 vs. 1Q17	1Q18 vs. 4Q17
Assets Under Management
By Asset Class and Investment Approach:
Equity:
Active	$77	$82	$95	$95	$94	22.1%	(1.1)%
Passive	1,482	1,512	1,545	1,650	1,576	6.3	(4.5)
Total Equity	1,559	1,594	1,640	1,745	1,670	7.1	(4.3)
Fixed-Income:
Active	69	71	73	77	79	14.5	2.6
Passive	312	327	325	337	354	13.5	5.0
Total Fixed-Income	381	398	398	414	433	13.6	4.6
Cash(1)	335	334	347	330	336	0.3	1.8
Multi-Asset-Class Solutions:
Active	19	18	18	18	18	(5.3)	—
Passive	113	113	117	129	128	13.3	(0.8)
Total Multi-Asset-Class Solutions	132	131	135	147	146	10.6	(0.7)
Alternative Investments(2):
Active	26	27	24	23	23	(11.5)	—
Passive	128	122	129	123	121	(5.5)	(1.6)
Total Alternative Investments	154	149	153	146	144	(6.5)	(1.4)
Total Assets Under Management	$2,561	$2,606	$2,673	$2,782	$2,729	6.6	(1.9)
By Geographic Location(3):
North America	$1,772	$1,802	$1,845	$1,931	$1,885	6.4	(2.4)
Europe/Middle East/Africa	486	496	510	521	511	5.1	(1.9)
Asia/Pacific	303	308	318	330	333	9.9	0.9
Total Assets Under Management	$2,561	$2,606	$2,673	$2,782	$2,729	6.6	(1.9)

(1) Includes both floating- and constant-net-asset-value portfolios held in commingled structures or separate accounts.
(2) Includes real estate investment trusts, currency and commodities, including SPDR® Gold Shares ETF and SPDR® Long Dollar Gold Trust ETF. State Street is not the investment manager for SPDR® Gold Shares ETF and SPDR® Long Dollar Gold Trust ETF, but acts as marketing agent.

(3) Geographic mix is based on client location or fund management location.

Exchange-Traded Funds(1)
By Asset Class:
Alternative Investments	$46	$46	$48	$48	$48	4.3%	—%
Cash	2	2	2	2	3	50.0	50.0
Equity	457	460	478	531	513	12.3	(3.4)
Fixed-Income	53	58	61	63	65	22.6	3.2
Total Exchange-Traded Funds	$558	$566	$589	$644	$629	12.7	(2.3)

(1) Exchange-traded funds are a component of assets under management presented above.

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
INVESTMENT PORTFOLIO HOLDINGS BY ASSET CLASS

March 31, 2018	Ratings
(Dollars in billions, or where otherwise noted)	UST/AGY	AAA	AA	A	BBB	<BBB	NR	Book Value(1)	Book Value (% Total)	Net Unrealized After-tax MTM Gain/(Loss) (In millions)(2)	Fixed Rate/ Floating Rate
Government & agency securities	59%	12%	15%	8%	6%	—%	—%	$28.7	33.5%	$(161)	99% / 1%
Asset-backed securities	—	69	26	2	2	1	—	13.4	15.7	74	6% / 94%
Student loans	—	39	54	1	5	1	—	4.7	35.3	28
Credit cards	—	100	—	—	—	—	—	2.6	19.5	(20)
Auto & equipment	—	75	24	1	—	—	—	0.9	6.8	1
Non-U.S. residential mortgage backed securities	—	77	14	5	2	2	—	3.7	27.8	61
Collateralized loan obligation	—	100		—	—	—	—	1.1	8.3	4
Other	—	28	72	—	—	—	—	0.3	2.3	1
Mortgage-backed securities	98	1	—	—	—	1	—	26.6	31.1	(562)	97% / 3%
Agency MBS	100	—	—	—	—	—	—	26.2	98.5	(579)
Non-agency MBS	—	36	1	1	14	41	7	0.4	1.5	17
CMBS	65	35	—	—	—	—	—	3.4	4.0	(40)	58% / 42%
Corporate bonds	—	—	16	53	31	—	—	4.0	4.7	(24)	93% / 7%
Covered bonds	—	100	—	—	—	—	—	2.2	2.6	7	11% / 89%
Municipal bonds	—	30	65	5	—	—	—	5.7	6.6	65	99% / 1%
Clipper tax-exempt bonds/other	—	14	60	19	7	—	—	1.6	1.8	17	4% / 96%
Total Portfolio	53%	22%	15%	6%	4%	—%	—%	$85.6	100.0%	$(624)	78% / 22%

Book Value	$45.4	$18.1	$13.2	$5.1	$3.5	$0.3	$—	$85.6

(1) Portfolio amounts are expressed at book value; book value includes the amortized cost of transferred securities at the time they were transferred.
(2) At March 31, 2018 the after-tax unrealized MTM gain/(loss) includes after-tax unrealized loss on securities available-for-sale of $100 million, after-tax unrealized loss on securities held-to-maturity of $499 million and after-tax unrealized loss primarily related to securities previously transferred from available-for-sale to held-to-maturity of $25 million.

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
INVESTMENT PORTFOLIO NON-U.S. INVESTMENTS

March 31, 2018			Book Value
(In billions)	Book Value	Average Rating	Gov't/Agency(1)	ABS FRMBS	ABS All Other	Corporate Bonds	Covered Bonds	Other
United Kingdom	$4.1	AAA	$0.8	$1.7	$0.8	$0.3	$0.5	$—
Australia	3.0	AAA	1.1	0.9	0.1	0.3	0.4	0.2
Canada	2.5	AAA	1.9	—	—	0.2	0.4	—
France	2.2	AA	1.4	—	0.3	0.3	0.2	—
Italy	1.5	A	0.8	0.5	0.2	—	—	—
Japan	1.4	A	1.4	—	—	—	—	—
Spain	1.3	BBB	1.0	0.1	0.2	—	—	—
Belgium	1.1	AA	0.9	—	—	—	0.2	—
Netherlands	1.0	AA	—	0.5	0.1	0.3	0.1	—
Ireland	0.7	A	0.7	—	—	—	—	—
Hong Kong	0.7	AA	0.7	—	—	—	—	—
Germany	0.5	AAA	0.2	—	0.3	—	—	—
Sweden	0.4	AA	—	—	—	0.2	0.2	—
Singapore	0.3	AAA	0.3	—	—	—	—	—
Other	0.8	AA	0.4	—	—	0.1	0.3	—
Total Non-U.S. Investments(2)	$21.5		$11.6	$3.7	$2.0	$1.7	$2.3	$0.2
U.S. Investments	64.1
Total Portfolio	$85.6

(1) Sovereign debt is reflected in the government / agency column.
(2) Country of collateral used except for corporates where country of issuer is used.

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
RECONCILIATIONS OF NON-GAAP FINANCIAL INFORMATION
    In addition to presenting State Street's financial results in conformity with U.S. generally accepted accounting principles, or GAAP, management also presents certain financial information on a non-GAAP basis. In general, our non-GAAP financial results adjust selected GAAP-basis financial results to exclude the impact of revenue and expenses outside of State Street’s normal course of business, such as acquisition and restructuring charges. Management believes that this presentation of financial information facilitates an investor's further understanding and analysis of State Street's financial performance and trends with respect to State Street’s business operations from period to period, including providing additional insight into our underlying margin and profitability, in addition to financial information prepared and reported in conformity with GAAP.

    Management may also provide additional non-GAAP measures. For example, we present capital ratios, calculated under regulatory standards scheduled to be effective in the future or other standards, that management uses in evaluating State Street’s business and activities and believes may similarly be useful to investors. Additionally, we may present revenue and expense measures on a constant currency basis to identify the significance of changes in foreign currency exchange rates (which often are variable) in period-to-period comparisons. This presentation represents the effects of applying prior period weighted average foreign currency exchange rates to current period results.

Non-GAAP financial measures should be considered in addition to, not as a substitute for or superior to, financial measures determined in conformity with GAAP.

	Quarters					% Change
(Dollars in millions)	1Q17	2Q17	3Q17	4Q17	1Q18	1Q18 vs. 1Q17		1Q18 vs. 4Q17
Fee Revenue(1):
Total fee revenue, GAAP-basis	$2,198	$2,235	$2,242	$2,230	$2,363	7.5%		6.0%
Less: Gain on sale	(30)	—	(26)	—	—
Total fee revenue, Adjusted-GAAP basis	$2,168	$2,235	$2,216	$2,230	$2,363	9.0		6.0

Total Revenue(1):
Total revenue, GAAP-basis	$2,668	$2,810	$2,846	$2,846	$3,019	13.2		6.1
Less: Gain on sale	(30)	—	(26)	—	—
Total revenue, Adjusted-GAAP basis	$2,638	$2,810	$2,820	$2,846	$3,019	14.4		6.1

Expenses(1)(2):
Total expenses, GAAP-basis	$2,086	$2,031	$2,021	$2,131	$2,256	8.1		5.9
Less: Acquisition and restructuring costs	(29)	(71)	(33)	(133)	—
Total expenses, Adjusted-GAAP basis	$2,057	$1,960	$1,988	$1,998	$2,256	9.7		12.9

Fee Operating Leverage, GAAP-Basis:
Total fee revenue, GAAP-basis	$2,198	$2,235	$2,242	$2,230	$2,363	7.51%		5.96%
Total expenses, GAAP-basis	2,086	2,031	2,021	2,131	2,256	8.15		5.87
Fee operating leverage, GAAP-basis						(64)	bps	9	bps

Fee Operating Leverage, Adjusted-GAAP Basis:
Total fee revenue, Adjusted-GAAP basis (as reconciled above)	$2,168	$2,235	$2,216	$2,230	$2,363	8.99%		5.96%
Total expenses, Adjusted-GAAP basis (as reconciled above)	2,057	1,960	1,988	1,998	2,256	9.67		12.91
Fee operating leverage, Adjusted-GAAP Basis						(68)	bps	(695)	bps

Operating Leverage, GAAP-Basis:
Total revenue, GAAP-basis	$2,668	$2,810	$2,846	$2,846	$3,019	13.16%		6.08%
Total expenses, GAAP-basis	2,086	2,031	2,021	2,131	2,256	8.15		5.87
Operating leverage, GAAP-basis						501	bps	21	bps

Operating Leverage, Adjusted-GAAP Basis:
Total revenue, Adjusted-GAAP basis (as reconciled above)	$2,638	$2,810	$2,820	$2,846	$3,019	14.44%		6.08%
Total expenses, Adjusted-GAAP basis (as reconciled above)	2,057	1,960	1,988	1,998	2,256	9.67		12.91
Operating leverage, Adjusted-GAAP basis						477	bps	(683)	bps

(1) The impact of acquired operations on total revenue and fee revenue contributed approximately $71 million, and $72 million for the first and second quarters of 2017, respectively. The impact of acquired operations on expenses contributed approximately $51 million, and $51 million for the first and second quarters of 2017, respectively, excluding merger and integration charges and financing costs.

(2)Excluding the impact of foreign currency translation of $54 million relative to 1Q17, and the impact of the new revenue recognition accounting standard of $65 million, adjusted-GAAP expenses grew 4% over 1Q17.

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
RECONCILIATION OF PRE-TAX MARGIN
   Prior to 1Q18, management presented results on an operating-basis to both: (1) exclude the impact of revenue and expenses outside of State Street’s normal course of business, such as restructuring charges; and (2) present revenue from non-taxable sources, such as interest income from tax-exempt investment securities and processing fees and other revenue associated with tax-advantaged investments, on a fully-taxable equivalent basis.

   Beginning in 1Q18 State Street presents results only on a GAAP basis, along with certain non-GAAP measures that management believes may be useful to investors.  As management has previously communicated the expected impact of State Street Beacon on pre-tax margin based on historical operating-basis results, pre-tax margin has been provided on that historical operating-basis to allow investors to assess performance with respect to State Street Beacon on a consistent basis.

	Quarters					% Change
	1Q17	2Q17	3Q17	4Q17	1Q18	1Q18 vs. 1Q17		1Q18 vs. 4Q17
Total revenue, GAAP-basis	$2,668	$2,810	$2,846	$2,846	$3,019	13.2%		6.1%
Tax-equivalent adjustment associated with tax advantaged investments	70	89	79	78	66	(5.7)		(15.4)
Tax-equivalent adjustment associated with tax exempt investments	43	42	42	40	21	(51.2)		(47.5)
Impact of tax legislation	—	—	—	20	—	nm		nm
Total revenue, historical Operating-basis	2,781	2,941	2,967	2,984	3,106	11.7		4.1

Provision for loan losses	(2)	3	3	(2)	—	(100.0)		(100.0)

Total expenses, GAAP-basis	2,086	2,031	2,021	2,131	2,256	8.1		5.9
Acquisition and restructuring costs	(29)	(71)	(33)	(133)	—	(100.0)		(100.0)
Total expenses, historical Operating-basis	2,057	1,960	1,988	1,998	2,256	9.7		12.9

Income before taxes, historical Operating-basis	$726	$978	$976	$988	$850	17.1		(14.0)

Pre-tax margin, historical Operating-basis(1)	26.1%	33.3%	32.9%	33.1%	27.4%	130	bps	(570)	bps
(1) Pre-tax margin is calculated by dividing income before taxes by total revenue nm Not meaningful

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
RECONCILIATION OF CONSTANT CURRENCY FX IMPACTS

GAAP-Basis Quarter Comparison	Reported			Currency Translation Impact		Excluding Currency Impact		% Change Constant Currency
(Dollars in millions)	1Q17	4Q17	1Q18	1Q18 vs. 1Q17	1Q18 vs. 4Q17	1Q18 vs. 1Q17	1Q18 vs. 4Q17	1Q18 vs. 1Q17	1Q18 vs. 4Q17
Fee revenue:
Servicing fees	$1,296	$1,379	$1,421	$44	$19	$1,377	$1,402	6.3%	1.7%
Management fees	382	418	472	9	5	463	467	21.2	11.7
Trading services	275	248	304	7	3	297	301	8.0	21.4
Securities finance	133	147	141	1	—	140	141	5.3	(4.1)
Processing fees and other	112	38	25	1	—	24	25	(78.6)	(34.2)
Total fee revenue	2,198	2,230	2,363	62	27	2,301	2,336	4.7	4.8
Net interest income	510	616	658	10	5	648	653	27.1	6.0
Gains (losses) related to investment securities, net	(40)	—	(2)	—	—	(2)	(2)	nm	nm
Total revenue	$2,668	$2,846	$3,019	$72	$32	$2,947	$2,987	10.5	5.0

Expenses:
Compensation and employee benefits	$1,166	$1,067	$1,249	$31	$14	$1,218	$1,235	4.5	15.7
Information systems and communications	287	301	315	4	1	311	314	8.4	4.3
Transaction processing services	197	219	242	5	2	237	240	20.3	9.6
Occupancy	110	117	120	5	2	115	118	4.5	0.9
Acquisition and restructuring costs	29	133	—	—	—	—	—	(100.0)	(100.0)
Other	297	294	330	9	3	321	327	8.1	11.2
Total expenses	$2,086	$2,131	$2,256	$54	$22	$2,202	$2,234	5.6	4.8
nm Not meaningful

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
RECONCILIATION OF TANGIBLE COMMON EQUITY RATIO

The accompanying materials present capital ratios in addition to, or adjusted from, those calculated in conformity with applicable regulatory requirements. These include capital ratios based on tangible common equity, as well as capital ratios adjusted to reflect our estimate of the impact of the relevant Basel III requirements, as specified in the July 2013 final rule issued by the Board of Governors of the Federal Reserve System, referred to as the Basel III final rule. These non-regulatory and adjusted capital measures are non-GAAP financial measures. Management currently calculates the non-GAAP capital ratios presented in the news release to aid in its understanding of State Street’s capital position under a variety of standards, including currently applicable and transitioning regulatory requirements. Management believes that the use of the non-GAAP capital ratios presented in the accompanying materials similarly aids in an investor's understanding of State Street's capital position and therefore is of interest to investors.

The common equity tier 1 risk-based capital, or CET1, tier 1 risk-based capital, total risk-based capital and tier 1 leverage ratios have each been calculated in conformity with applicable regulatory requirements as of the dates that each was first publicly disclosed. The capital component, or numerator, of these ratios was calculated in conformity with the provisions of the Basel III final rule. For the periods below the total risk-weighted assets component, or denominator, used in the calculation of the CET1, tier 1 risk-based capital and total risk-based capital ratios were each calculated in conformity with the advanced approaches and standardized approach provisions of Basel III, as the case may be.

The advanced approaches-based ratios (actual and estimated) included in this presentation reflect calculations and determinations with respect to our capital and related matters, based on State Street and external data, quantitative formula, statistical models, historical correlations and assumptions, collectively referred to as “advanced systems,” in effect and used by us for those purposes as of the respective date of each ratio’s first public announcement. Significant components of these advanced systems involve the exercise of judgment by us and our regulators, and these advanced systems may not, individually or collectively, precisely represent or calculate the scenarios, circumstances, outputs or other results for which they are designed or intended. Due to the influence of changes in these advanced systems, whether resulting from changes in data inputs, regulation or regulatory supervision or interpretation, State Street-specific or market activities or experiences or other updates or factors, we expect that our advanced systems and our capital ratios calculated in conformity with the Basel III framework will change and may be volatile over time, and that those latter changes or volatility could be material as calculated and measured from period to period.

The tangible common equity, or TCE, ratio is an additional capital ratio that management believes provides context useful in understanding and assessing State Street's capital adequacy. The TCE ratio is calculated by dividing consolidated total common shareholders’ equity by consolidated total assets, after reducing both amounts by goodwill and other intangible assets net of related deferred taxes. Total assets reflected in the TCE ratio also exclude cash balances on deposit at the Federal Reserve Bank and other central banks in excess of required reserves. The TCE ratio is not required by GAAP or by banking regulations, but is a metric used by management to evaluate the adequacy of State Street’s capital levels. Since there is no authoritative requirement to calculate the TCE ratio, our TCE ratio is not necessarily comparable to similar capital measures disclosed or used by other companies in the financial services industry. Tangible common equity and adjusted tangible assets are non-GAAP financial measures and should be considered in addition to, not as a substitute for or superior to, financial measures determined in accordance with GAAP or other applicable requirements. Reconciliations with respect to the calculation of the TCE ratios are provided within the Reconciliation of Tangible Common Equity Ratio within this package.

The following table presents the calculation of State Street's ratios of tangible common equity to total tangible assets.
		Quarters
(Dollars in millions)		1Q17	2Q17	3Q17	4Q17	1Q18
Consolidated total assets		$236,802	$238,274	$235,986	$238,425	$250,286
Less:
Goodwill		5,855	5,945	5,997	6,022	6,068
Other intangible assets		1,710	1,693	1,658	1,613	1,578
Cash balances held at central banks in excess of required reserves		59,780	56,326	51,965	56,712	62,901
Adjusted assets		169,457	174,310	176,366	174,078	179,739
Plus related deferred tax liabilities		649	651	647	479	477
Total tangible assets	A	$170,106	$174,961	$177,013	$174,557	$180,216
Consolidated total common shareholders' equity		$18,098	$18,872	$19,301	$19,121	$19,203
Less:
Goodwill		5,855	5,945	5,997	6,022	6,068
Other intangible assets		1,710	1,693	1,658	1,613	1,578
Adjusted equity		10,533	11,234	11,646	11,486	11,557
Plus related deferred tax liabilities		649	651	647	479	477
Total tangible common equity	B	$11,182	$11,885	$12,293	$11,965	$12,034
Tangible common equity ratio	B/A	6.6%	6.8%	6.9%	6.9%	6.7%

GAAP Basis:
Net income available to common shareholders		$446	$584	$629	$334	$605
Return on tangible common equity		16.0%	17.3%	18.0%	16.7%	20.1%

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
REGULATORY CAPITAL

	Quarters
	1Q17		2Q17		3Q17		4Q17		1Q18
(Dollars in millions)	Basel III Advanced Approaches(1)	Basel III Standardized Approach(2)	Basel III Advanced Approaches(1)	Basel III Standardized Approach(2)	Basel III Advanced Approaches(1)	Basel III Standardized Approach(2)	Basel III Advanced Approaches(1)	Basel III Standardized Approach(2)	Basel III Advanced Approaches(1)	Basel III Standardized Approach(2)
RATIOS:
Common equity tier 1 capital	11.2%	11.5%	12.0%	11.2%	12.6%	11.6%	12.3%	11.9%	12.1%	10.8%
Tier 1 capital	14.4	14.7	15.1	14.2	15.8	14.5	15.5	15.0	15.4	13.7
Total capital	15.4	15.9	16.2	15.2	16.9	15.6	16.5	16.0	16.3	14.6
Tier 1 leverage	6.8	6.8	7.0	7.0	7.4	7.4	7.3	7.3	6.9	6.9

Supporting Calculations:
Common equity tier 1 capital	$11,319	$11,319	$12,007	$12,007	$12,439	$12,439	$12,204	$12,204	$11,947	$11,947
Total risk-weighted assets	100,843	98,494	100,265	107,069	98,997	107,580	99,156	102,683	98,512	110,477
Common equity tier 1 risk-based capital ratio	11.2%	11.5%	12.0%	11.2%	12.6%	11.6%	12.3%	11.9%	12.1%	10.8%

Tier 1 capital	$14,475	$14,475	$15,165	$15,165	$15,606	$15,606	$15,382	$15,382	$15,143	$15,143
Total risk-weighted assets	100,843	98,494	100,265	107,069	98,997	107,580	99,156	102,683	98,512	110,477
Tier 1 risk-based capital ratio	14.4%	14.7%	15.1%	14.2%	15.8%	14.5%	15.5%	15.0%	15.4%	13.7%

Total capital	$15,542	$15,617	$16,243	$16,314	$16,684	$16,758	$16,367	$16,435	$16,104	$16,173
Total risk-weighted assets	100,843	98,494	100,265	107,069	98,997	107,580	99,156	102,683	98,512	110,477
Total risk-based capital ratio	15.4%	15.9%	16.2%	15.2%	16.9%	15.6%	16.5%	16.0%	16.3%	14.6%

Tier 1 capital	$14,475	$14,475	$15,165	$15,165	$15,606	$15,606	$15,382	$15,382	$15,143	$15,143
Adjusted quarterly average assets	212,361	212,361	216,940	216,940	211,396	211,396	209,328	209,328	219,580	219,580
Tier 1 leverage ratio	6.8%	6.8%	7.0%	7.0%	7.4%	7.4%	7.3%	7.3%	6.9%	6.9%
(1) CET1, tier 1 capital, total capital, and tier 1 leverage ratios for each period above were calculated in conformity with the advanced approaches provisions of the Basel III final rule.
(2) CET1, tier 1 capital, total capital, and tier 1 leverage ratios for each period above were calculated in conformity with the standardized approach provisions of the Basel III final rule.

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
RECONCILIATIONS OF FULLY PHASED-IN CAPITAL RATIOS

Fully phased-in pro-forma estimates of common equity tier 1 capital include 100% of the accumulated other comprehensive income component of common shareholder’s equity, including accumulated other comprehensive income attributable to available-for-sale securities, cash flow hedges and defined benefit pension plans, as well as 100% of applicable deductions, including but not limited to, intangible assets net of deferred tax liabilities. Fully phased-in pro-forma estimates of tier 1 and total capital both reflect the transition of trust preferred capital securities from tier 1 capital to total capital. For both Basel III advanced and standardized approaches, fully phased-in pro-forma estimates of risk-weighted assets reflect the exclusion of intangible assets, offset by additions related to non-significant equity exposures and deferred tax assets related to temporary differences. All fully phased-in ratios are preliminary estimates, based on our interpretations of the Basel III final rule as of the date each such ratio was first announced publicly and as applied to our businesses and operations as of the date of such ratio.

The following tables reconcile our fully phased-in estimated pro-forma common equity tier 1 capital, tier 1 capital, total capital and tier 1 leverage ratios, calculated in conformity with the Basel III final rule, as of the dates indicated, to those same ratios calculated in conformity with the applicable regulatory requirements as of such dates. Effective January 1, 2018, the applicable final rules are in effect and the ratios are calculated based on fully phased-in CET1, Tier 1 and Total capital numbers.  As such, beginning with 1Q18, reconciliations of ratios calculated in conformity with applicable regulatory requirements equal fully phased-in ratios and a reconcilation is no longer needed. Reconciliations of prior period ratios continue to be provided to allow for better comparison of trends.

As of December 31, 2017 (Dollars in millions)	Basel III Advanced Approaches	Phase-In Provisions	Basel III Advanced Approaches Fully Phased-In Pro-Forma Estimate	Basel III Standardized Approach	Phase-In Provisions	Basel III Standardized Approach Fully Phased-In Pro-Forma Estimate
Common equity tier 1 capital	$12,204	$(320)	$11,884	$12,204	$(320)	$11,884
Tier 1 capital	15,382	(302)	15,080	15,382	(302)	15,080
Total capital	16,367	(302)	16,065	16,435	(302)	16,133
Risk weighted assets	99,156	(42)	99,114	102,683	(40)	102,643
Adjusted quarterly average assets	209,328	(220)	209,108	209,328	(220)	209,108

Capital ratios:
Common equity tier 1 capital	12.3%		12.0%	11.9%		11.6%
Tier 1 capital	15.5		15.2	15.0		14.7
Total capital	16.5		16.2	16.0		15.7
Tier 1 leverage	7.3		7.2	7.3		7.2

As of September 30, 2017 (Dollars in millions)	Basel III Advanced Approaches	Phase-In Provisions	Basel III Advanced Approaches Fully Phased-In Pro-Forma Estimate	Basel III Standardized Approach	Phase-In Provisions	Basel III Standardized Approach Fully Phased-In Pro-Forma Estimate
Common equity tier 1 capital	$12,439	$(297)	$12,142	$12,439	$(297)	$12,142
Tier 1 capital	15,606	(268)	15,338	15,606	(268)	15,338
Total capital	16,684	(267)	16,417	16,758	(268)	16,490
Risk weighted assets	98,997	(57)	98,940	107,580	(54)	107,526
Adjusted quarterly average assets	211,396	(184)	211,212	211,396	(184)	211,212

Capital ratios:
Common equity tier 1 capital	12.6%		12.3%	11.6%		11.3%
Tier 1 capital	15.8		15.5	14.5		14.3
Total capital	16.9		16.6	15.6		15.3
Tier 1 leverage	7.4		7.3	7.4		7.3

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
RECONCILIATIONS OF FULLY PHASED-IN CAPITAL RATIOS (Continued)
As of June 30, 2017 (Dollars in millions)	Basel III Advanced Approaches	Phase-In Provisions	Basel III Advanced Approaches Fully Phased-In Pro-Forma Estimate	Basel III Standardized Approach	Phase-In Provisions	Basel III Standardized Approach Fully Phased-In Pro-Forma Estimate
Common equity tier 1 capital	$12,007	$(315)	$11,692	$12,007	$(315)	$11,692
Tier 1 capital	15,165	(277)	14,888	15,165	(277)	14,888
Total capital	16,243	(277)	15,966	16,314	(277)	16,037
Risk weighted assets	100,265	66	100,331	107,069	62	107,131
Adjusted quarterly average assets	216,940	(205)	216,735	216,940	(205)	216,735

Capital ratios:
Common equity tier 1 capital	12.0%		11.7%	11.2%		10.9%
Tier 1 capital	15.1		14.8	14.2		13.9
Total capital	16.2		15.9	15.2		15.0
Tier 1 leverage	7.0		6.9	7.0		6.9

As of March 31, 2017 (Dollars in millions)	Basel III Advanced Approaches	Phase-In Provisions	Basel III Advanced Approaches Fully Phased-In Pro-Forma Estimate	Basel III Standardized Approach	Phase-In Provisions	Basel III Standardized Approach Fully Phased-In Pro-Forma Estimate
Common equity tier 1 capital	$11,319	$(339)	$10,980	$11,319	$(339)	$10,980
Tier 1 capital	14,475	(299)	14,176	14,475	(299)	14,176
Total capital	15,542	(299)	15,243	15,617	(299)	15,318
Risk weighted assets	100,843	134	100,977	98,494	127	98,621
Adjusted quarterly average assets	212,361	(270)	212,091	212,361	(270)	212,091

Capital ratios:
Common equity tier 1 capital	11.2%		10.9%	11.5%		11.1%
Tier 1 capital	14.4		14.0	14.7		14.4
Total capital	15.4		15.1	15.9		15.5
Tier 1 leverage	6.8		6.7	6.8		6.7

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
RECONCILIATIONS OF SUPPLEMENTARY LEVERAGE RATIOS

        In 2014, U.S. banking regulators issued final rules implementing a supplementary leverage ratio, or SLR, for certain bank holding companies, like State Street, and their insured depository institution subsidiaries, like State Street Bank. We refer to these final rules as the SLR final rule. Under the SLR final rule, which was implemented as of January 1, 2018, (i) State Street Bank must maintain an SLR of at least 6% to be well capitalized under the U.S. banking regulators’ Prompt Corrective Action framework and (ii) if State Street maintains an SLR of at least 5%, it is not subject to limitations on distribution and discretionary bonus payments under the SLR final rule. Beginning with reporting for March 31, 2015, State Street was required to include SLR disclosures with its other Basel disclosures.

        Estimated pro forma fully phased-in SLR ratios for the periods below are preliminary estimates by State Street (in each case, fully phased-in as of January 1, 2018, as per the phase-in requirements of the SLR final rule), calculated based on our interpretations of the SLR final rule as of October 23, 2017 and as applied to our businesses and operations for the periods below.

     The following tables reconcile our estimated pro forma fully-phased in SLR ratios in conformity with the SLR final rule, as described, to our SLR ratios calculated in conformity with applicable regulatory requirements as of the dates indicated for periods prior to January 1, 2018.

	State Street			State Street Bank
As of December 31, 2017 (Dollars in millions)	Transitional SLR		Fully Phased-In SLR	Transitional SLR	Fully Phased-In SLR
Tier 1 Capital	$15,382	A	$15,080	$16,531	$16,240
On-and off-balance sheet leverage exposure	243,958		243,958	240,373	240,373
Less: regulatory deductions	(6,972)		(7,250)	(6,583)	(6,854)
Total assets for SLR	236,986	B	236,708	233,790	233,519
Supplementary Leverage Ratio	6.5%	A/B	6.4%	7.1%	7.0%

	State Street			State Street Bank
As of September 30, 2017 (Dollars in millions)	Transitional SLR		Fully Phased-In SLR	Transitional SLR	Fully Phased-In SLR
Tier 1 Capital	$15,606	C	$15,338	$16,323	$16,067
On-and off-balance sheet leverage exposure	247,527		247,527	244,114	244,114
Less: regulatory deductions	(6,891)		(7,161)	(6,535)	(6,795)
Total assets for SLR	240,636	D	240,366	237,579	237,319
Supplementary Leverage Ratio	6.5%	C/D	6.4%	6.9%	6.8%

	State Street			State Street Bank
As of June 30, 2017 (Dollars in millions)	Transitional SLR		Fully Phased-In SLR	Transitional SLR	Fully Phased-In SLR
Tier 1 Capital	$15,165	E	$14,888	$16,002	$15,738
On-and off-balance sheet leverage exposure	250,543		250,543	247,156	247,156
Less: regulatory deductions	(6,633)		(6,838)	(6,237)	(6,434)
Total assets for SLR	243,910	F	243,705	240,919	240,722
Supplementary Leverage Ratio	6.2%	E/F	6.1%	6.6%	6.5%

	State Street			State Street Bank
As of March 31, 2017 (Dollars in millions)	Transitional SLR		Fully Phased-In SLR	Transitional SLR	Fully Phased-In SLR
Tier 1 Capital	$14,475	G	$14,176	$15,492	$15,206
On-and off-balance sheet leverage exposure	244,964		244,964	241,563	241,563
Less: regulatory deductions	(6,818)		(7,087)	(6,422)	(6,683)
Total assets for SLR	238,146	H	237,877	235,141	234,880
Supplementary Leverage Ratio	6.1%	G/H	6.0%	6.6%	6.5%